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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): February 7, 2006

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

           Delaware                   333-126790               87-0698310
           --------                   ----------               ----------
       (State or Other         (Commission File Number)     (I.R.S. Employer
Jurisdiction of Incorporation)                             Identification No.)


     4500 Park Granada
     Calabasas, California                             91302
     ---------------------                            -------
     (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.
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     CWHEQ, Inc. (the "Company") has revised its base prospectus to comply with certain requirements of Regulation AB and hereby incorporates the attached base prospectus into its registration statement having file number 333-126790. The base prospectus is annexed hereto as Exhibit 99.1.

     Information And Exhibits.
     ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits:

99.1 Base Prospectus of the Company.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWHEQ, INC.



                                    By:  /s/ Leon Daniels, Jr.
                                         ----------------------
                                         Name:  Leon Daniels, Jr.
                                         Title:  Vice President



Dated: February 7, 2006


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Exhibit Index
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Exhibit
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99.1   Base Prospectus of the Company.


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